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                                                                   EXHIBIT 10.41


                         AMENDMENT TO LEASE AGREEMENT

     This Amendment to Lease Agreement (this "Agreement") is made as of August 20, 1996, by and among HOB Marina City Partners, L.P., a Delaware limited partnership, having an address at 8431 Sunset Boulevard, Suite 107, W. Hollywood, California 90069 ("Landlord"), and ROB Chicago, Inc., a Delaware corporation having an address at c/o HOB Entertainment, Inc., 8439 Sunset Blvd., Suite 102, W. Hollywood, California 90069 ("Tenant").

     WHEREAS, the parties have previously entered into that certain Lease Agreement dated as of January 29, 1996 (the "Lease") for a portion of the real property commonly known as Marina City, 300 North State Street, Chicago, Illinois.

     WHEREAS, the parties desire to amend the Lease in the following respects and only in the following respects.

     NOW THEREFORE, for valuable consideration, Landlord and Tenant amend the Lease as follows:

     1. The foregoing recitals are incorporated herein to the same extent as if set out in full in this Section 1.

     2. Parts of this Agreement are portions of the Lease that the parties intend remain unmodified. Other portions of this Agreement incorporate changes to the Lease. Those portions of the Lease that remain unmodified shall remain in full force and effect. To the extent that a conflict exists between any terms, covenants and provisions of this Agreement and any terms, covenants and provisions of the Lease, the parties intend that the terms, covenants and provisions of this Agreement shall control. Whenever possible, the term of this Agreement shall be given an interpretation that is not inconsistent with the Lease so long as such interpretation does not conflict with this Agreement.

     3. Definitions used herein shall have the same meanings as set forth in the Lease, except to the extent otherwise defined herein and except that the following terms shall be substituted for the definition thereof as provided in the Lease:

     (a) "Leased Premises" means that property, including the buildings and improvements erected thereon, described in Exhibit A attached hereto, together with all improvements and fixtures now or hereafter situated an the Leased Premises and all appurtenances, easements and privileges pertaining thereto, and together with the rights and interest of Landlord and Tenant in and to the use and enjoyment of the Common Areas, as such easements and rights are more particularly described in the RDOEA. The second grammatical paragraph of
Section 1.i. of the Lease is hereby deleted in its entirety.

     (b) "Reciprocal Development, Operating and Easement Agreement" or "RDOEA" means the Reciprocal Development, Operating and Easement Agreement described in paragraph 2.g. of the Lease, as joined in by American National Bank Aid Trust Company of Chicago not personally but solely as Trustee under Trust Agreement dated October 11, 1994, and known as

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Trust No. 118880-05, and amended by that certain Joinder in and Amendment to
Reciprocal Development, operating and Easement Agreement dated as of August __, 1996 (the "RDOEA Amendment"). The RDOEA Amendment is by this reference incorporated in Exhibit G to the Lease, as amended hereby.

     4. The first address at the top of page 48 of the Lease is hereby changed to:

     with a copy to:     Mark IV Realty Group, Inc.
     --------------      333 Dearborn Street
                         Suite 606
                         Chicago, Illinois 60610
                         Attention:  John Marks
                         Telephone: 312-923-9000
                         Fax:  312-923-1930
By: Its: Printed Name:

By: Its: Printed Name:

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     IN WITNESS WHEREOF, this Agreement is entered into by the parties hereto as of the day and year first above stated.

                                       TENANT:

                                       HOB-CHICAGO, INC.,
                                       a Delaware corporation



                                       By: /s/ Isaac B. Tigrett
                                           -------------------------------------
                                       Its: President
                                            ------------------------------------
                                       Printed Name: Isaac B. Tigrett
                                                     ---------------------------


                                       LANDLORD:

                                       HOB MARINA CITY PARTNER; L.P.,
                                       a Delaware limited partnership


                                       By: /s/ Isaac B. Tigrett
                                           -------------------------------------
                                       Its: President
                                            ------------------------------------
                                       Printed Name: Isaac B. Tigrett
                                                     ---------------------------

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